YIELDQUEST FUNDS TRUST

Supplement to the Prospectus dated February 27, 2009

Supplement dated June 16, 2009

REORGANIZATION OF FLEXIBLE INCOME FUND INTO TOTAL RETURN FUND

The Board of Trustees has approved the reorganization of the YieldQuest Flexible Income Fund (“Flexible Income Fund”) into the YieldQuest Total Return Bond Fund (“Total Return Fund”) and has determined to cease operations of the Flexible Income Fund. The Board determined that the reorganization is in the best interests of shareholders of both Funds. In approving the reorganization, the Board considered that once the reorganization is complete, shareholders of the Flexible Income Fund will benefit from i) paying lower fund expenses, ii) holding a fund with the same fundamental investment policies and restrictions, iii) holding a fund subject to the same advisory agreement, and iv) continuing to be represented by the same independent Board members. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will not result in the recognition of income, gain or loss for federal income tax purposes by either Fund or its shareholders. The Flexible Income Fund is no longer accepting purchase orders. To effect the reorganization, all outstanding shares of the Flexible Income Fund will be exchanged for shares of the Total Return Fund as of July 15, 2009 (the “closing date”). The Flexible Income Fund will then distribute Institutional and Investor Class shares of the Total Return Fund acquired in connection with the reorganization to the Flexible Income Fund’s Institutional and Investor Class shareholders, respectively. As of the closing date, all assets and liabilities of the Flexible Income Fund will be transferred to the Total Return Fund.

CLOSING OF LOW DURATION FUNDS

The Board of Trustees has determined to redeem all outstanding shares of YieldQuest Low Duration Bond Fund and YieldQuest Low Duration Tax-Exempt Bond Fund (collectively, the “Funds”) and to cease operations of the Funds due to the fact that the Funds’ investment adviser has advised the Board that it is no longer economically viable to continue managing the Funds as a result of each Fund’s small asset size and increasing regulatory and operating costs paid by the adviser.

The Funds are no longer accepting purchase orders for their shares, and each Fund will close effective as of July 15, 2009 (the “closing date”). Shareholders may redeem Fund shares at any time prior to the closing date. Procedures for redeeming your account, including reinvested distributions, are contained in the section “How to Redeem Shares” of the YieldQuest Funds’ Prospectus. Any shareholders that have not redeemed their shares of a Fund prior to July 15, 2009 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. If your Fund shares were purchased through a broker-dealer and are held in a brokerage account, redemption proceeds may be forwarded by the Fund directly to the broker-dealer for deposit into your brokerage account.

Each Fund is no longer pursuing its investment objective. All holdings in each Fund’s portfolio are being liquidated, and the proceeds will be invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have requested payment in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by the governing instrument of the applicable plan or account.

PORTFOLIO MANAGER CHANGE

Effective May 12, 2009, Scott E. Pollard no longer serves as a portfolio manager for the YieldQuest Total Return Bond Fund, the YieldQuest Tax-Exempt Bond Fund, the YieldQuest Flexible Income Fund, the YieldQuest Low Duration Bond Fund, the YieldQuest Low Duration Tax-Exempt Bond Fund, the YieldQuest Core Bond Fund and the YieldQuest Core Tax-Exempt Bond Fund (collectively, the “Funds”). Mr. Pollard was responsible for assisting Jay K. Chitnis, the Chief Investment Strategist, in implementing the investment strategy of the YieldQuest Funds and for providing day-to-day management of these Funds. Jay K. Chitnis, David N. Summers IV, and Joseph Patire remain as portfolio managers for the Funds.

Please disregard any information regarding Scott E. Pollard in the Prospectus and the Statement of Additional Information.

AVAILABILTY OF CORE BOND AND CORE TAX-EXEMPT BOND FUNDS

Until further notice, Institutional Class shares of the YieldQuest Core Bond Fund and YieldQuest Core Tax-Exempt Bond Fund are not available for investment.

ADMINISTRATIVE FEES

Both share classes of the Funds may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Because operating expenses of the Institutional Class shares of the Funds are capped through February 28, 2010 pursuant to a contractual fee waiver arrangement with the investment adviser, it is not anticipated that payment of these fees will result in increased expenses to Institutional Class shareholders of the Funds.

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This supplement and the Prospectus provide the information a prospective investor should know about the Funds and should be retained for future reference. A Statement of Additional Information, dated February 27, 2009 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Funds at (877) 497-3634.